EXHIBIT 32(a)

Section 1350 Certifications

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Kenneth W. Lowe, President and Chief Executive Officer of The E. W. Scripps Company (the “Company”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2003 (the “Report”), which this certification accompanies, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kenneth W. Lowe
Kenneth W. Lowe
President and Chief Executive Officer

November 13, 2003

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